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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                             AMENDMENT NUMBER 1 TO

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): August 18, 1998


                             Cambridge Heart, Inc.
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
            -----------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         0-20991                                    13-3679946
------------------------              -----------------------------------
(Commission File Number)              (I.R.S. Employer Identification No.)


1 Oak Park Drive
Bedford, Massachusetts                                            01730
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


                                (781) 271-1200
    ----------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
    ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7 is amended in its entirety as set forth below:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits
               --------

     See Exhibit Index attached hereto.

                                   - 2 -
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 4, 1998                        CAMBRIDGE HEART, INC.
                                         -----------------------------------
                                                    (Registrant)



                                 By: /s/ Robert B. Palardy
                                     ---------------------------------------
                                     Robert B. Palardy
                                     Chief Financial Officer and Vice
                                     President, Finance and Administration
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                                 EXHIBIT INDEX

EXHIBIT
-------
NUMBER                                       DESCRIPTION
------                                       -----------

99.1*                         Press Release dated August 19,2998.

99.2                          Integrated Clinical statistical Report

99.3                          Integrated Clinical Statistical Report (Interim
                              Report)


_________________________
*    Previously filed.